FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   JANUARY 31, 1996

                        1ST COMMUNITY BANCORP, INC.
          (Exact name of registrant as specified in its charter)

          MICHIGAN                 33-9110           38-2659066
(State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)         File Number)      Identification No.)

  109 EAST DIVISION, SPARTA, MICHIGAN                      49345
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (616)887-7366

                              NOT APPLICABLE
       (Former name or former address, if changed since last report)
























                      REPORTABLE EVENTS FOR FORM 8-K



ITEM 5.  OTHER EVENTS

Effective January 1, 1996, Sparta State Bank ("SSB"), a wholly-owned subsidiary of the Registrant, acquired Bradford Insurance Centre, Ltd. ("Bradford") through a merger of Bradford with a wholly-owned subsidiary of SSB. Bradford is an independent insurance agency with offices located in Sparta, Cedar Springs, and Grand Rapids, Michigan. Bradford became a wholly-owned subsidiary of SSB. The Registrant's common stock was issued in exchange for 100% of the common stock of Bradford. The acquisition of Bradford will be accounting for as a pooling-of-interests.

Unaudited Results of Operations for One Month Ended January 31, 1996.

To provide a period that the Registrant can use to demonstrate that the risk sharing requirements for pooling-of-interests accounting treatment (as required by the Securities and Exchange Commission's Codification of Financial Reporting Policies, Section 201.01) are satisfied, stated on the following page are the combined condensed unaudited results of operations for the one month ended January 31, 1996, which covers at least thirty days of post-merger operations.



























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
                                                      ONE MONTH ENDED
                                                      JANUARY 31, 1996
Interest income
    Loans, including fees                                   $650
    Securities                                               114
    Federal funds sold and Federal Home Loan
      Bank account                                             1

    Total interest income                                    765

Interest expense
    Deposits                                                 325
    Federal funds purchased                                    4
    Federal Home Loan Bank advance                             5

    Total interest expense                                   334

Net interest income                                          431
Provision for loan losses                                     30

Net interest income after provision for
    loan losses                                              401
Other income                                                 112
Other expenses                                              (339)

Income before income tax                                     174
Income tax expense                                            50

Net income                                                  $124


Net income per common share                                 $.26


The operating results presented above for the one month period ended January 31, 1996, are not necessarily indicative of the results that may be expected for the three month period from January 1, 1996, to March 31, 1996.









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                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    1ST COMMUNITY BANCORP, INC.



Date  MARCH 14, 1996                /S/ THOMAS L. LAMPEN
                                    Thomas L. Lampen
                                    Treasurer


































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